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                           ARTHUR ANDERSEN LLP

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-69439 for Hartford Life Insurance Company Putnam Capital Manager Trust Separate Account on Form N-4.

Hartford, Connecticut                                /s/ Arthur Andersen LLP
March 10, 2000